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                                                                    EXHIBIT 32.1

      CERTIFICATE PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

         In accordance with the requirements of the Sarbanes-Oxley Act of 2002, the undersigned, to the best of my knowledge, hereby certifies that the report of Newnan Coweta Bancshares, Inc., filed on Form 10-KSB for the period ended December 31, 2003: (1) fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and (2) fairly represents, in all material respects, the financial condition and results of operations of Newnan Coweta Bancshares, Inc.


Date:    March 17, 2004



                                     /s/ James B. Kimsey
                                     --------------------------------------
                                     James B. Kimsey, President and
                                     Chief Executive Officer


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